SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2003

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Item 5.	Other Events

On August 12, 2003, Sigma-Aldrich Corporation issued a press release regarding, among other things, the third quarter 2003 dividend. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2003

SIGMA-ALDRICH CORPORATION

By:	/s/ KAREN MILLER
Karen Miller
Corporate Controller

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued August 12, 2003—Sigma-Aldrich increases quarterly dividend 78%; adds Directors’ shareholding requirement.

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